LOANS AND NOTE PAYABLE (Tables)	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
SCHEDULE OF LOANS AND NOTES PAYABLE

Loans and notes payable consist of the following:

As of:	December 31, 2022	December 31, 2021
Line of credit	$134,210	$-
Merchant loan	319,742	-
Revenue purchase agreement	164,636	-
Bridge loan	184,154	-
Insurance financing	225,000	-
TruMed acquisition note payable (Note 1)	70,000	-
Loans and note payable, net	$1,097,742	$-